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EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this Form 10-K and included into the Company's previously filed registration statements File No. 33-62796 on Form S-8.

                                  /s/Arthur Andersen LLP
                                  ----------------------
                                  ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 25, 1999